SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                                October 28, 2003


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                                   11-2408943
 (State or other jurisdiction of              (IRS Employer Identification No.)
 incorporation or organization)

 767 Fifth Avenue, New York, New York                 10153
 (Address of principal executive offices)           (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

On October 28, 2003, The Estee Lauder Companies Inc. issued a press release announcing a strategic alliance to create a new cosmetics department for Kohl's Department stores. A copy of that press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 THE ESTEE LAUDER COMPANIES INC.

Date:  October 28, 2003                      By:  /s/ Richard W. Kunes
                                                 ------------------------
                                                       Richard W. Kunes
                                                      Senior Vice President
                                                   and Chief Financial Officer
                                                    (Principal Financial and
                                                      Accounting Officer)

                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------

       99.1 Press release dated October 28, 2003 of The Estee Lauder Companies Inc.